================================================================================

                              SIXTH AMENDMENT TO
                         CREDIT AND GUARANTY AGREEMENT

                                      AND

                              FIFTH AMENDMENT TO
                               CREDIT AGREEMENT


                         Dated as of November 10, 1999


                                    Between

                            SPECIALTY CATALOG CORP.
                        SC CORPORATION, d/b/a SC DIRECT
                              SC PUBLISHING, INC.
                        DAXBOURNE INTERNATIONAL LIMITED

                                      and

                               BANKBOSTON, N.A.


================================================================================

               SIXTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
                                      AND
                      FIFTH AMENDMENT TO CREDIT AGREEMENT


     This SIXTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT and FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 10, 1999 by and among SPECIALTY CATALOG CORP., a Delaware corporation (the "Company" or the "Parent"), SC CORPORATION, a Delaware corporation d/b/a SC DIRECT ("SC Direct"), and SC PUBLISHING, INC., a Delaware corporation ("SC Publishing") (each a "U.S. Borrower" and collectively, the "U.S. Borrowers"), DAXBOURNE INTERNATIONAL LIMITED, (Registered No. 3369640), a private company limited by shares formed under the laws of England and Wales (the "U.K. Borrower") (the U.S. Borrowers and U.K. Borrower each a "Borrower" and collectively, the "Borrowers") and BANKBOSTON, N.A., a national banking association (the "Bank").


                                 Recitals
                                 --------

     The Borrowers and the Bank are parties to a Credit and Guaranty Agreement dated as of March 12, 1997 (as amended, the "U.S. Credit Agreement") and a Credit Agreement dated as of October 3, 1997 (as amended, the "U.K. Credit Agreement") (each a "Credit Agreement" and collectively, the "Credit Agreements"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreements. The Borrowers desire to amend the Credit Agreements in certain respects, including increasing the Term Loan under the U.S. Credit Agreement, and the Bank is willing to agree to such amendments on the terms and conditions set forth herein.

     NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 4, the Borrowers and the Bank hereby amend the Credit Agreements as follows:

     Section 1.  Amendment of Definitions.
                 ------------------------

          (a) Section 1.1 of the U.S. Credit Agreement is hereby amended by deleting the definitions of "Term Loan" and "Term Note" in their entirety and substituting therefor the following:

               "'Term Loan' shall mean the term loan made by the Bank to the Borrowers under Section 2.5 hereof as increased pursuant to Section 2 of the Sixth Amendment.




               "'Term Note' shall mean the Amended and Restated Term Note executed by the Borrowers, jointly and severally, in connection with the Sixth Amendment substantially in the form of Exhibit B thereto."

          (b) Section 1.1 of each of the Credit Agreements is hereby amended, effective as of September 30, 1999, as follows:

               (i) The definition of "Consolidated EBITDA" is hereby deleted in its entirety and a new definition substituted therefor as follows:

                    "'Consolidated EBITDA' shall mean for any period the sum of
               (a) Consolidated Net Income plus (b) all amounts deducted in computing Consolidated Net Income in respect of (i) interest expense on Indebtedness, (ii) taxes based on or measured by income, and (iii) depreciation and amortization expense, in each case for the period under review; provided, however, that in calculating Consolidated Net Income, the restructuring charge incurred by the Company and its Subsidiaries relating to severance packages for certain senior employees during the quarter ended October 2, 1999, in an aggregate amount not to exceed $600,000, shall not be treated as an expense during such quarter but shall be treated as an expense in future quarters as and when such severance amounts are paid in cash or property and the charge incurred by the Company associated with the termination of the "Paula's Hatbox" line of business during the quarter ended January 1, 2000 up to $730,000, shall not be treated as an expense; and provided, further, that in calculating Consolidated EBITDA for any period through the third quarter of 2000 for the purposes of Sections 7.1 and 7.3 hereto, there shall be included an assumed $125,000 of net income from operations of American Healthcare Institute, Inc. ("AHI") for each quarter of operations of AHI through the third quarter of 1999 of the Borrowers."

               (ii) The definition of "Excluded Capital Expenditures" is hereby
                                      -------------------------------
     deleted in its entirety and a new definition substituted therefor as follows:

                    "'Excluded Capital Expenditures' shall mean Capital
               Expenditures in the following amounts for the quarters indicated for implementation of a new MIS system:

               Q199    Q299    Q399
               ----    ----    ----
               259,751  343,197  341,410"

               (iii)  The definition of "1997 Financial Statements" is hereby
                                        ---------------------------
    deleted in its entirety and a new definition substituted therefor as follows:

                    "'1998 Financial Statements' shall mean the Consolidated
               Balance Sheet of the Company and its Subsidiaries as of January 2, 1999 and the related Consolidated Statements of Operations, Stockholders' Equity (Deficit) and Cash Flows for the year then ended and notes to such financial statements, audited by Deloitte & Touche LLP."

               (iv) A new definition of "Sixth Amendment" shall be added in
                                         ---------------
     alphabetical order, as follows:

                    "'Sixth Amendment' shall mean the Sixth Amendment to Credit and Guaranty Agreement and Fifth Amendment to Credit Agreement dated as of November 10, 1999 by and among the Borrowers and the Bank."

     Section 2.  Amendment of Term Loan.  On the date hereof, the Bank will make
                 ----------------------
an additional loan to the U.S. Borrowers in the amount of $1,000,000 (the "1999 Term Loan Increase"). The 1999 Term Loan Increase shall be considered to be an increase in the term loan made by the Bank to the Borrowers under Section 2.5 of the U.S. Credit Agreement. On the date hereof the U.S. Borrowers, jointly will execute and deliver to the Bank the Term Note in the form of Exhibit B hereto to evidence the Term Loan as so increased. After giving effect to the 1999 Term Loan Increase, the outstanding principal balance of the Term Loan is $4,000,000 and the principal amount thereof will be repaid in quarterly installments, payable on the following dates and in the following amounts:



                    Quarterly Payment Date                   Amount
                    ----------------------                   ------
                    January 2, 2000                          $500,000
                    July 2, 2000                             $500,000
                    October 1, 2000                          $750,000
                    January 1, July 1 and October 3, 2001    $750,000

     The proceeds of the 1999 Term Loan Increase will be applied by the U.S. Borrowers on the date hereof to repay Revolving Credit under the U.S. Credit Agreement on the date hereof. Accrued interest on the U.S. Borrowers' Term Note dated October 3, 1997 through the date hereof shall be paid at the times provided under the Term Note. Promptly following the execution and delivery of this Amendment and the Term Note, the Bank will return to the U.S. Borrowers for cancellation the U.S. Borrowers' Term Note dated October 3, 1997.

     Section 3.  Amendment of Covenants.
                 ----------------------

          (a) Article 7 of each of the Credit Agreements is hereby amended by deleting Section 7.3 thereof in its entirety and substituting therefor the following:

               "Section 7.3  Minimum Consolidated EBITDA.
                             ---------------------------

                    "(a) The Company and its Subsidiaries shall earn Consolidated EBITDA for each period of four consecutive fiscal quarters, commencing with the period ending January 1, 2000, of not less than $4,500,000.

                    (b) The Company and its Subsidiaries shall earn Consolidated EBITDA of not less than (i) $250,000 in each first fiscal quarter, commencing with the first fiscal quarter of 2000, and (ii) $750,000 in each second, third and fourth fiscal quarter, commencing with the fourth fiscal quarter of 1999."

          (b) Section 7.2 of each of the Credit Agreements is hereby amended by adding the following proviso at the end thereof:

          "provided, however, that for purposes of calculating Consolidated Total Debt Service, the Company shall be presumed to have made the required $500,000 principal payments on the Term Loan on January 4, 1999, July 1, 1999, and October 4, 1999 notwithstanding that such payments may actually have been made prior to such dates or deemed to have been made prior to such dates."

     Section 4.  Effectiveness; Conditions to Effectiveness.  This Sixth
                 ------------------------------------------
Amendment to Credit and Guaranty Agreement and Fifth Amendment to Credit Agreement shall become effective as of the date set forth above upon execution hereof by the Borrowers and the Bank and satisfaction of the following conditions:

          (a) Officers' Certificate. The Borrowers shall have delivered to the Bank an Officers' Certificate in the form of Exhibit A hereto.

          (b) Term Note. The U.S. Borrowers shall have delivered to the Bank an Amended and Restated Term Note in the form of Exhibit B hereto.

          (c) Opinion of Counsel. The Bank shall have received an opinion of Bingham Dana LLP, counsel to the Parent and its Subsidiaries, with respect to certain matters in connection with this Amendment and the Term Note, in form and substance satisfactory to the Bank.

          (d) Fee. The Borrowers shall have paid to the Bank a fee of $7,500, which fee shall be earned in full by the Bank upon its execution hereof.


     Section 5.  Representations and Warranties; No Default.  The U.S. Borrowers
                 ------------------------------------------
hereby confirm to the Bank the representations and warranties of the U.S. Borrowers set forth in Article 5 of the U.S. Credit Agreement as amended as of the date hereof, as if set forth herein in full (provided, however, that references therein to the 1996 Financial Statements, shall be deemed to refer to the 1998 Financial Statements; and provided, further, that the representation contained in Section 5.12 of the U.S. Credit Agreement is qualified to the extent of the following changes which have been notified to the Bank prior to the date hereof: (i) the acquisition of assets of American Healthcare Institute, Inc., (ii) the closing of the "Paula's Hatbox" line of business, and (iii) the notice of proposed resignation of Steven L. Bock as a full-time employee of the Borrowers). The U.K. Borrower hereby confirms to the Bank the representations and warranties of the U.K. Borrower set forth in Article 5 of the U.K. Credit Agreement as amended as of the date hereof, as if set forth herein in full (provided, however, that references therein to the 1996 Financial Statements, shall be deemed to refer to the 1998 Financial Statements; and provided, further, that the representation contained in Section 5.12 of the U.K. Credit Agreement is qualified to the extent of the following changes which have been notified to the Bank prior to the date hereof: (i) the acquisition of assets of American Healthcare Institute, Inc., (ii) the closing of the "Paula's Hatbox" line of business, and (iii) the notice of proposed resignation of Steven L. Bock as a full-time employee of the Borrowers). The Borrowers acknowledge that if Steven L. Bock ceases to serve actively as a full-time employee of the U.S. Borrowers, it will constitute an Event of Default as provided in and in accordance with Section 10.1(h) of each of the Credit Agreements unless expressly waived in writing by the Bank within ninety (90) days of the occurrence of such cessation of active full-time employment. The Borrowers hereby certify that no Default exists under the Credit Agreements.

     Section 6.  Miscellaneous.  The U.K. Borrower, as guarantor to the Bank
                 -------------
pursuant to a Guarantee dated October 3, 1997, acknowledges and consents to the 1999 Term Loan Increase. The Borrowers agree to pay on demand all the Bank's reasonable expenses in preparing, executing and delivering this Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP. This Amendment shall be a Bank Agreement under each of the Credit Agreements and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts (except to the extent it effects any amendment of the U.K. Credit Agreement, as to which English law shall apply).


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the U.S. Borrowers, the U.K. Borrower and the Bank have caused this Sixth Amendment to Credit and Guaranty Agreement and Fifth Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                              SPECIALTY CATALOG CORP.


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name:  Steven L. Bock
                                  Title:  CEO

                              SC CORPORATION d/b/a SC DIRECT


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name:  Steven L. Bock
                                  Title:  CEO

                              SC PUBLISHING, INC.


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name:  Steven L. Bock
                                  Title:  CEO

                              DAXBOURNE INTERNATIONAL LIMITED


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name:  Steven L. Bock
                                  Title:  Director

                              BANKBOSTON, N.A.


                              By:  /s/ Andrew Stickney
                                   -------------------
                                  Name: Andrew Stickney
                                  Title:  Vice President

                          ACKNOWLEDGMENT OF GUARANTOR

     The undersigned, Guarantor of all Bank Obligations pursuant to an Unlimited Guaranty dated as of December 30, 1997, hereby acknowledges and consents to the foregoing.

                              SC LICENSING CORP.


                              By:  /s/ Steven L. Bock
                                   ------------------
                                  Name: Steven L. Bock
                                  Title: CEO